UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

(Date of earliest event reported): September 21, 2011

IMPERIAL PETROLEUM, INC.

(Exact name of Registrant as specified in its charter)

Nevada	0-9923	95-3386019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

101 NW First Street, Suite 213

Evansville, IN 47708

(Address of principal executive office and zip code)

(812) 867-1433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 9, 2011, Imperial Petroleum, Inc. (hereinafter referred to as the “Company”, “we,” “us” or “our”) entered into an engagement agreement (the “Engagement Agreement”) with Rodman & Renshaw, LLC to act as our exclusive placement agent (the “Placement Agent”) in connection with an offering of the Company’s securities (the “Offering”). On September 21, 2011 (the “Closing Date”), pursuant to a securities purchase agreement (the “Securities Purchase Agreement “), the Company completed the closing of the Offering for total subscription proceeds of $3,177,501.50 through the issuance of (i) 4,236,669 shares of our common stock at a price of $0.75 per share (the “Purchased Shares”) and (ii) five-year warrants (the “Warrants”) exercisable into 2,118,334 shares of common stock (the “Warrants Shares”) equal to 50% of the Purchased Shares at an exercise price of $1.00 per share to certain accredited investors (the “Investors”). The number of shares of common stock to be received upon the exercise of the Warrants and the exercise price of the Warrants are subject to adjustment for dilutive issuances and for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the common stock that occur after the Closing Date.

There exists no material relationship between the Company or its affiliates and any of the Investors, other than in respect of the material definitive agreement.

In connection with the Offering, we granted the Investors registration rights in pursuant to a registration rights agreement dated as of the Closing Date (the “Registration Rights Agreement”), in which we agreed to register (1) 100% of the Purchased Shares; (2) all Warrant Shares then issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein) and (3) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (the “Registrable Securities”) on a registration statement or registration statements (the “Registration Statements”) to be initially filed with the Securities and Exchange Commission (the “SEC”) within seventy five (75) calendar days after the Closing Date (the “Filing Date”) and use our best efforts to have it declared effective within 110 days after the Closing Date or within such other applicable Effectiveness Date as provided in the Registration Rights Agreement.

Subject to the terms of the Registration Rights Agreement, upon the occurrence of any event that shall incur liquidated damages, including, but not limited to, that the initial Registration Statement is not filed on or prior to the Filing Date, or we fail to file a pre-effective amendment and otherwise respond in writing to SEC comments on the Registration Statement within twenty (20) calendar days upon receipt of such comments, or the Registration Statement including the Registrable Securities is not declared effective by the applicable Effectiveness Date, we shall pay to each Investor an amount in cash, on monthly anniversary of each such Event Date as defined in the Registration Rights Agreement (the “Event Date”), equal to the product of (1) the product of (A) 1.0% multiplied by (B) the quotient of (I) the number of such Investor’s Registrable Securities that are not then covered by a Registration Statement that is then effective and available for use by such Investor divided by (II) the total number of such Investor’s Registrable Securities multiplied by (2) the aggregate purchase price paid by such Investor pursuant to the Securities Purchase Agreement; provided , however , that, in the event that none of such Investor’s Registrable Securities are then covered by a Registration Statement that is effective and available for use by such Investor, the quotient of (I) divided by (II) in clause (1)(B) herein shall be deemed to equal 1. Under the Registration Rights Agreement, the maximum aggregate liquidated damages payable to an Investor shall be 8% of the aggregate subscription amount paid by such Investor pursuant to the Securities Purchase Agreement.

Pursuant to the terms of the Engagement Agreement, for the Placement Agent’s service we paid a cash placement fee equal to 7% of the aggregate purchase price paid by Investors that were placed in the Offering, and we agreed to pay a cash fee equal to 7% of the aggregate cash exercise price to be received by the Company upon the exercise of the Warrants, payable only in the event of the receipt by the Company of any proceeds of such cash exercise. In addition the Company issued 423,667 Warrants to the Placement Agent on the same terms as the Offering pursuant to the terms of the Engagement Agreement.

Copies of the forms of Securities Purchase Agreement, Form of Warrant and the Registration Rights Agreement and the Engagement Agreement are incorporated herein as Exhibits 10.1, 10.2, 10.3, 10.4.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information pertaining to the sale of the Purchased Shares and the Warrants in Item 1.01 is incorporated herein by reference in its entirety.

On the Closing Date, pursuant to the Securities Purchase Agreements, we issued to the Investors Purchased Shares of 4,236,669 shares of our common stock and Warrants Shares underlying the Warrants exercisable into 2,118,334 shares of our common stock for total subscription proceeds of $3,177,501.50.

Pursuant to the terms of the Engagement Agreement, the Company also issued to the Placement Agent at the Closing Date warrants to purchase the number of shares of common stock of the Company equal to 10% of the aggregate number of Purchased Shares, which shall have the same terms, including exercise price and registration rights, as the Warrants issued to Investors in the Offering.

Issuance of securities to the Investors and the Placement Agent were not registered under the Securities Act of 1933 (the “Securities Act”). Such issuance of securities was exempt from registration under the safe harbor provided by Regulation D Rule 506 and Section 4(2) of the Securities Act. We made this determination in part based on the representations of Investors, which included, in pertinent part, that such Investors were an “accredited investor” as defined in Rule 501(a) under the Securities Act, and upon such further representations from the Investors that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased securities unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor either alone or together with its representatives has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, and (d) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. Our determination is made based further upon our action of (a) making written disclosure to each Investor in the Securities Purchase Agreement prior to the closing of sale that the securities have not been registered under the Securities Act and therefore cannot be resold unless they are registered or unless an exemption from registration is available, (b) making written descriptions of the securities being offered, the use of the proceeds from the offering and any material changes in the Company’s affairs that are not disclosed in the documents furnished, and (c) placement of a legend on the certificate that evidences the securities stating that the securities have not been registered under the Securities Act and setting forth the restrictions on transferability and sale of the securities, and upon such inaction of the Company of any general solicitation or advertising for securities herein issued in reliance upon Regulation D Rule 506 and Section 4(2) of the Securities Act.

ITEM 9.01	EXHIBITS

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Stock Purchase Agreement

10.2	Form of Registration Rights Agreement

10.3	Form of Warrant Agreement

10.4	Engagement Agreement

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Imperial Petroleum, Inc.

By:	/s/ Jeffrey T. Wilson
Jeffrey T. Wilson
Title:	President

Dated: September 21, 2011